OFFICE LEASE


     This lease, made and entered into at Portland, Oregon, this 6th day of May, 1997 by and between:

LANDLORD:         Trustees of The Oregon-Washington Carpenters-Employers Pension
                  Trust Fund and Trustees of The Oregon Laborers-Employers
                  Pension Trust Fund

AND

TENANT:           Paulson Investment Company

     Landlord hereby leases to Tenant the following:

     The entire second and third floors                           (the Premises)

in   The Paulson Capital Building                                 (the Building)

at 811 SW Front Avenue, Portland, Oregon, containing approximately 17,136 rentable square feet

     Tenant's Proportion Share for purposes of Section 19 shall be 40 percent.

     This lease is for a term commencing June 1, 1997 and continuing through May 31, 2002 at a Monthly Base Rental as follows:

     Month 1 - $0.00
     Month 2-60 - $22,848.00

     Rent is payable in advance on the first day of each month commencing July , 1997.

     Landlord and Tenant covenant and agree as follows:

     1.1 Delivery of Possession.

     Should Landlord be unable to deliver possession of the Premises on the date fixed for the commencement of the term, commencement will be deferred and Tenant shall owe no rent until notice from Landlord tendering possession to Tenant. If possession is not so tendered within 90 days following commencement of the term, then Tenant may elect to cancel this lease by notice to Landlord within 10 days following expiration of the 90-day

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period. Landlord shall have no liability to Tenant for delay in delivering possession, nor shall such delay extend the term of this lease in any manner unless the parties execute a written extension agreement. Tenant is in possession of premises as of lease commencement.

     2.1 Rent Payment.

     Tenant shall pay the Base Rent for the Premises and any additional rent provided herein without deduction or offset. Rent or any partial month during the lease term shall be prorated to reflect the number of days during the month that Tenant occupies the Premises. Additional rent means amounts determined under Section 19 of this lease and any other sums payable by Tenant to Landlord under this lease. Rent not paid when due shall bear interest at the rate of one-and-one-half percent per month until paid. Landlord may at its option impose a late charge of $.05 for each $1 of rent for rent payments made more than 10 days late in lieu of interest for the first month of delinquency, without waiving any other remedies available for default. Failure to impose a late charge shall not be a waiver of Landlord's rights hereunder.

     3.1 Lease Consideration.

         [DELETED]

     4.1 Use.

     Tenant shall use the Premises as business for Investment Brokerage Offices and for no other purpose without Landlord's written consent. In connection with its use, Tenant shall at its expense promptly comply and cause the Premises to comply with all applicable laws, ordinances, rules and regulations of any public authority and shall not annoy, obstruct, or interfere with the rights of other tenants of the Building. Tenant shall create no nuisance nor allow any objectionable fumes, noise, or vibrations to be emitted from the Premises. Tenant shall not conduct any activities that will increase Landlord's insurance rates for any portion of the Building or that will in any manner degrade or damage the reputation of the Building.

     4.2 Equipment.

     Tenant shall install in the Premises only such office equipment as is customary for general office use and shall not overload the floors or electrical circuits of the Premises or Building or alter the plumbing or wiring of the Premises or Building. Landlord must approve in advance the location of and manner of installing any wiring or electrical, heat generating or communication equipment or exceptionally heavy articles. All telecommunications equipment, conduit, cables and wiring, additional dedicated circuits and any additional air conditioning required because of heat generating equipment or special

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lighting installed by Tenant shall be installed and operated at Tenant's expense. Landlord shall have no obligation to permit the installation of equipment by any telecommunications provider whose equipment is not then servicing the Building.

     4.3 Signs.

     No signs, awnings, antennas, or other apparatus shall be painted on or attached to the Building or anything placed on any glass or woodwork of the Premises or positioned so as to be visible from outside the Premises without Landlord's written approval as to design, size, location, and color. All signs installed by Tenant shall comply with Landlord's standards for signs and all applicable codes and all signs and sign hardware shall be removed upon termination of this lease with the sign location restored to its former state unless Landlord elects to retain all or any portion thereof.

     5.1 Utilities and Services.

     Landlord will furnish water and electricity to the Building at all times and will furnish heat and air conditioning (if the Building is air conditioned) during the normal Building hours as established by Owner. Janitorial service will be provided in accordance with the regular schedule of the Building, which schedule and service may change from time to time. Tenant shall comply with all government laws or regulations regarding the use or reduction of use of utilities on the Premises. Interruption of services or utilities shall not be deemed an eviction or disturbance of Tenant's use and possession of the Premises, render Landlord liable to Tenant for damages, or relieve Tenant from performance of Tenant's obligations under this lease. Landlord shall take all reasonable steps to correct any interruptions in service. Electrical service furnished will be 110 volts unless different service already exists in the Premises. Tenant shall provide its own surge protection for power furnished to computers.

     5.2 Extra Usage.

     If Tenant uses excessive amounts of utilities or services of any kind because of operation outside of normal Building hours, high demands from office machinery and equipment, nonstandard lighting, or any other cause, Landlord may impose a reasonable charge for supplying such extra utilities or services, which charge shall be payable monthly by Tenant in conjunction with rent payments. In case of dispute over any extra charge under this paragraph, Landlord shall designate a qualified independent engineer whose decision shall be conclusive on both parties. Landlord and Tenant shall each pay one-half the cost of such determination.

     5.3 Security.

     Landlord may but shall have no obligation to provide security service or to adopt security measures regarding the Premises, and Tenant shall cooperate with all reasonable

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security measures adopted by Landlord. Tenant may install a security system within the leased Premises with Landlord's written consent which will not be unreasonably withheld. Landlord will be provided with an access code to any security system and shall not have any liability for accidentally setting off Tenant's security system. Landlord may modify the type or amount of security measures or services provided to the Building or the Premises at any time.

     6.1 Maintenance and Repair.

     Landlord shall have no liability for failure to perform required maintenance and repair unless written notice of such maintenance or repair is given by Tenant and Landlord fails to commence efforts to remedy the problem in a reasonable time and manner. Landlord shall have the right to erect scaffolding and other apparatus necessary for the purpose of making repairs, and Landlord shall have no liability for interference with Tenant's use because of repairs and installations. Tenant shall have no claim against Landlord for any interruption or reduction of services or interference with Tenant's occupancy, and no such interruption or reduction shall be construed as a constructive or other eviction of Tenant. Repair of damage caused by negligent or intentional acts or breach of this lease by Tenant, its employees or invitees shall be at Tenant's expense.

     6.2 Alterations.

     Tenant shall not make any alterations, additions, or improvements to the Premises, change the color of the interior, or install any wall or floor covering without Landlord's prior written consent which may be withheld in Landlord's sole discretion. Any such improvements, alterations, wiring, cables or conduit installed by Tenant shall at once become part of the Premises and belong to Landlord except for removable machinery and unattached movable trade fixtures. Landlord may at its option require that Tenant remove any improvements, alterations, wiring, cables or conduit installed by or for Tenant and restore the Premises to the original condition upon termination of this lease. Landlord shall have the right to approve the contractor used by Tenant for any work in the Premises, and to post notices of nonresponsibility in connection with work being performed by Tenant in the Premises. Work by Tenant shall comply with all laws then applicable to the Premises.

     7.1 Indemnity.

     Tenant shall not allow any liens to attach to the Building or Tenant's interest in the Premises as a result of its activities. Tenant shall indemnify and defend Landlord and its managing agents from any claim, liability, damage, or loss occurring on the Premises, arising out of any activity by tenant, its agents, or invitees or resulting from Tenant's failure to comply with any term of this lease. Neither the Landlord nor its managing agent shall have any liability to Tenant because of loss or damage to Tenant's property or for death or

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bodily injury caused by the acts or omissions of other Tenants of the Building, or by third parties (including criminal acts).

     7.2 Insurance.

     Tenant shall carry liability insurance with limits of not less than One Million Dollars ($1,000,000) combined single limit bodily injury and property damage which insurance shall have an endorsement naming Landlord and Landlord's managing agent, if any, as an additional insured, cover the liability insured under paragraph 7.1 of this lease and be in form and with companies reasonably acceptable to Owner. Prior to occupancy, Tenant shall furnish a certificate evidencing such insurance which shall state that the coverage shall not be cancelled or materially changed without 10 days advance notice to Landlord and Landlord's managing agent, if any. A renewal certificate shall be furnished at least 10 days prior to expiration of any policy.

     8.1 Fire or Casualty.

     "Major Damage" means damage by fire or other casualty to the Building or the Premises which causes the Premises or any substantial portion of the Building to be unusable, or which will cost more than 25 percent of the pre-damage value of the Building to repair, or which is not covered by insurance. In case of Major Damage, Landlord may elect to terminate this lease by notice in writing to the Tenant within 30 days after such date. If this lease is not terminated following Major Damage, or if damage occurs which is not Major Damage, Landlord shall promptly restore the Premises to the condition existing just prior to the damage. Tenant shall promptly restore all damage to tenant improvements or alterations installed by Tenant or pay the cost of such restoration to Landlord if Landlord elects to do the restoration of such improvements. Rent shall be reduced from the date of damage until the date restoration work being performed by Landlord is substantially complete, with the reduction to be in proportion to the area of the Premises not usable by Tenant.

     8.2 Waiver of Subrogation.

         Tenant shall be responsible for insuring its personal property and trade fixtures located on the Premises and any alterations or tenant improvements it has made to the Premises. Neither Landlord, its managing agent nor Tenant shall be liable to the other for any loss or damage caused by water damage, sprinkler leakage, or any of the risks that are or could be covered by a special all risk property insurance policy, or for any business interruption, and there shall be no subrogated claim by one party's insurance carrier against the other party arising out of any such loss. The waiver is binding only if it does not invalidate the insurance coverage of either party hereto.

     9.1 Eminent Domain.

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     If an condemning authority takes title by eminent domain or by agreement in lieu thereof to the entire Building or a portion sufficient to render the Premises unsuitable for Tenant's use, then either party may elect to terminate this lease effective on the date that possession is taken by the condemning authority. Rent shall be reduced for the remainder of the term in an amount proportionate to the reduction in area of the Premises caused by the taking. All condemnation proceeds shall belong to Landlord, and Tenant shall have no claim against Landlord or the condemnation award because of the taking.

     10.1 Assignment and Subletting.

     This lease shall bind and inure to the benefit of the parties, their respective heirs, successors, and assigns, provided that Tenant shall not assign its interest under this lease or sublet all or any portion of the Premises without first obtaining Landlord's consent in writing. This provision shall apply to all transfers by operation of law including but not limited to mergers and changes in control of Tenant. No assignment shall relieve Tenant of its obligation to pay rent or perform other obligations required by this lease, and no consent to one assignment or subletting shall be a consent to any further assignment or subletting. Landlord shall not unreasonably withhold its consent to any assignment or subletting provided the effective rental paid by the subtenant or assignee is not less than the current scheduled rental rate of the Building for comparable space and the proposed Tenant is compatible with Landlord's normal standards for the Building. If Tenant proposes a subletting or assignment to which Landlord is required to consent under this paragraph, Landlord shall have the option of terminating this lease and dealing directly with the proposed subtenant or assignee, or any third party. If an assignment or subletting is permitted, any cash profit, or the net value of any other consideration received by Tenant as a result of such transaction shall be paid to Landlord promptly following its receipt by Tenant. Tenant shall pay any costs incurred by Landlord in connection with a request for assignment or subletting, including reasonable attorney's fees.

     11.1 Default.

     Any of the following shall constitute a default by Tenant under this lease:

     (a) Tenant's failure to pay rent or any other charge under this lease within 10 days after it is due, or failure to comply with any other term or condition within 20 days following written notice from Landlord specifying the noncompliance. If such noncompliance cannot be cured within the 20-day period, this provision shall be satisfied if Tenant commences correction within such period and thereafter proceeds in good faith and with reasonable diligence to effect compliance as soon as possible. Time is of the essence of this lease.

     (b) Tenant's insolvency, business failure or assignment for the benefit of its creditors. Tenant's commencement of proceedings under any provision of any bankruptcy or

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insolvency law or failure to obtain dismissal of any petition filed against it under such laws within the time required to answer; or the appointment of a receiver for all or any portion of Tenant's properties or financial records.

     (c) Assignment or subletting by Tenant in violation of paragraph 10.1.

     (d) Vacation or abandonment of the Premises without the written consent of Landlord or failure to occupy the Premises within 20 days after notice from Landlord tendering possession.

     11.2 Remedies for Default.

     In case of default as described in paragraph 11.1 Landlord shall have the right to the following remedies which are intended to be cumulative and in addition to any other remedies provided under applicable law:

     (a) Landlord may at its option terminate the lease by notice to Tenant. With or without termination, Landlord may retake possession of the Premises and may use or relet the Premises without accepting a surrender or waiving the right to damages. Following such retaking of possession, efforts by Landlord to relet the Premises shall be sufficient if Landlord follows its usual procedures for finding tenants for the space at rates not less than the current rates for other comparable space in the Building. If Landlord has other vacant space in the Building, prospective tenants may be placed in such other space without prejudice to Landlord's claim to damages or loss of rentals from Tenant.

     (b) Landlord may recover all damages caused by Tenant's default which shall include an amount equal to rentals lost because of the default, lease commissions paid for this lease, and the unamortized cost of any tenant improvements installed by Landlord to meet Tenant's special requirements. Landlord may sue periodically to recover damages as they occur throughout the lease term, and no action accrued damages shall bar a later action for damages subsequently accruing. Landlord may elect in any one action to recover accrued damages plus damages attributable to the remaining term of the lease. Such damages shall be measured by the difference between the rent under this lease and the reasonable rental value of the Premises for the remainder of the term, discounted to the time of judgment at the prevailing interest rate on judgments.

     (c) Landlord may make any payment or perform any obligation which Tenant has failed to perform, in which case Landlord shall be entitled to recover from Tenant upon demand all amounts so expended, plus interest from the date of the expenditure at the rate of one-and-one half percent per month. Any such payment or performance by Landlord shall not waive Tenant's default.

     12.1 Surrender.

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     On expiration or early termination of this lease Tenant shall deliver all keys to Landlord and surrender the Premises vacuumed, swept, and free of debris and in the same condition as at the commencement of the term subject only to reasonable wear from ordinary use. Tenant shall remove all of its furnishings and trade fixtures that remain its property and repair all damage resulting from such removal. Failure to remove shall be an abandonment of the property, and Landlord may dispose of it in any manner without liability. If Tenant fails to vacate the Premises when required, including failure to remove all of its personal property, Landlord may elect either: (i) to treat Tenant as a tenant from month to month, subject to the provisions of this lease except that rent shall be one-and-one-half times the total rent being charged when the lease term expired, and any option or other rights regarding extension of the term or expansion of the Premises shall no longer apply; or (ii) to eject Tenant from the Premises and recover damages caused by wrongful holdover.

     13.1 Regulations.

     Landlord shall have the right but shall not be obligated to make, revise and enforce regulations or policies consistent with this lease for the purpose of promoting safety, health (including moving, use of common areas and prohibition of smoking), order, economy, cleanliness, and good service to all tenants of the Building. All such regulations and policies shall be complied with as if part of this lease.

     14.1 Access.

     During times other than normal Building hours Tenant's officers and employees or those having business with Tenant may be required to identify themselves or show passes in order to gain access to the Building. Landlord shall have no liability for permitting or refusing to permit access by anyone. Landlord may regulate access to any Building elevators outside of normal Building hours. Landlord shall have the right to enter upon the Premises at any time by passkey or otherwise to determine Tenant's compliance with this lease, to perform necessary services, maintenance and repairs or alterations to the Building or the Premises, or to show the Premises to any prospective tenant or purchasers. Except in case of emergency such entry shall be at such times and in such manner as to minimize interference with the reasonable business use of the Premises by Tenant.

     14.2 Furniture and Bulky Articles.

     Tenant shall move furniture and bulky articles in and out of the Building or make independent use of the elevators only at times approved by Landlord following at least 24 hours written notice to Landlord of the intended move. Landlord will not unreasonably withhold its consent under this paragraph.


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     15.1 Notices.

     Notices between the parties relating to this lease shall be in writing, effective when delivered, or if mailed, effective on the second day following mailing, postage prepaid, to the address for the party stated in this lease or to such other address as either party may specify by notice to the other. Notice to Tenant may always be delivered to the Premises. Rent shall be payable to Landlord at the same address and in the same manner, but shall be considered paid only when received.

     16.1 Subordination and Attornment.

     This lease shall be subject to and subordinate to any mortgages, deeds of trust, or land sale contracts (hereafter collectively referred to as encumbrances) now existing against the Building. At Landlord's option this lease shall be subject and subordinate to any future encumbrance hereafter placed against the Building (including the underlying land) or any modifications of existing encumbrances, and Tenant shall execute such documents as may reasonably be requested by Landlord or the holder of the encumbrance to evidence this subordination. If any encumbrance is foreclosed, then if the purchaser at foreclosure sale gives to Tenant a written agreement to recognize Tenant's lease, Tenant shall attorn to such purchaser and this lease shall continue.

     16.2 Transfer of Building.

     If the Building is sold or otherwise transferred by Landlord or any successor, Tenant shall attorn to the purchaser or transferee and recognize it as the lessor under this lease, and, provided the purchaser or transferee assumes all obligations hereunder, the transferor shall have no further liability hereunder.

     16.3 Estoppels.

     Either party will within 10 days after notice from the other execute, acknowledge and deliver to the other party a certificate certifying whether or not this lease has been modified and is in full force and effect; whether there are any modifications or alleged breaches by the other party; the dates to which rent has been paid in advance, and the amount of any security deposit or prepaid rent; and any other facts that may reasonably be requested. Failure to deliver the certificate within the specified time shall be conclusive upon the party of whom the certificate was requested that the lease is in full force and effect and has not been modified except as may be represented by the party requesting the certificate. If requested by the holder of any encumbrance, or any ground lessor, Tenant will agree to give such holder or lessor notice of and an opportunity to cure any default by Landlord under this lease.

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     17.1 Attorneys' Fees.

     In any litigation arising out of this lease, the prevailing party shall be entitled to recover attorney's fees at trial and on any appeal. If Landlord incurs attorney's fees because of a default by Tenant, Tenant shall pay all such fees whether or not litigation is filed.

     18.1 Quiet Enjoyment.

     Landlord warrants that so long as Tenant complies with all terms of this lease it shall be entitled to peaceable and undisturbed possession of the Premises free from any eviction or disturbance by Landlord. Neither Landlord nor its managing agent shall have any liability to Tenant for loss or damages arising out of the acts, including criminal acts, of other tenants of the Building or third parties, nor any liability for any reason which exceeds the value of its interest in the Building.

     19.1 Additional Rent - Tax Adjustment.

     Whenever for any July 1 - June 30 tax year, the real property taxes levied against the Building and its underlying land exceed those levied for the 1997-1998 tax year, then the monthly rental for the next succeeding calendar year shall be increased by one-twelfth of such tax increase times Tenant's proportionate share. "Real property taxes" as used herein means all taxes and assessments of any public authority against the Building and the land on which it is located, the cost of contesting any tax and any form of fee or charge imposed on Landlord as a direct consequence of owning or leasing the Premises, including but not limited to rent taxes, gross receipt taxes, leasing taxes, or any fee or charge wholly or partially in lieu of or in substitution for ad valorem real property taxes or assessments, whether now existing or hereafter enacted. If any portion of the Building is occupied by a tax-exempt tenant so that the Building has a partial tax exemption under ORS 307.112 or a similar statute, then real property taxes shall mean taxes computed as if such partial tax exemption did not exist. If a separate assessment or identifiable tax increase arises because of improvements to the Premises, then Tenant shall pay 100 percent of such increase.

     19.2 Additional Rent - Cost-of-Living Adjustment.

          [DELETED]

     19.3 Operating Expense Adjustment.

     Tenant shall pay as additional rent Tenant's Proportionate Share of the amount by which operating expenses for the Building increase over those experienced by Landlord during the calendar year 1988 (base year). Effective January 1 of each year Landlord shall estimate the amount by which operating expenses are expected to increase, if any, over those incurred in the base year. Monthly rental for that year shall be increased by one-twelfth of

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Tenant's share of the estimated increase. Following the end of each calendar year, Landlord shall compute the actual increase in operating expenses and bill Tenant for any deficiency or credit Tenant with any excess collected. As used herein "operating expenses" shall mean all costs of operating and maintaining the building as determined by standard real estate accounting practice, including, but not limited to: all water and sewer charges; the cost of natural gas and electricity provided to the building; janitorial and cleaning supplies and services; administration costs and management fees; superintendent fees; security services, if any; insurance premiums; licenses; permits for the operation and maintenance of the building and all of its component elements and mechanical systems; the annual amortized capital improvement cost (amortized over such a period as Landlord may select but not shorter than the period allowed under the Internal Revenue Code and at a current market interest rate) for any capital improvements to the Building required by any governmental authority or those which have a reasonable probability of improving the operating efficiency of the Building.

     19.4 Disputes.

     If Tenant disputes any computation of additional rent or rent adjustment under paragraphs 19.1 through 19.3 of this lease, it shall give notice to Landlord not later than one year after the notice from Landlord describing the computation in question, but in any event not later than 30 days after expiration or earlier termination of this lease. If Tenant fails to give such a notice, the computation by Landlord shall be binding and conclusive between the parties for the period in question. If Tenant gives a timely notice, the dispute shall be resolved by an independent certified public accountant selected by Landlord whose decision shall be conclusive between the parties. Each party shall pay one-half of the fee for making such determination except that if the adjustment in favor of Tenant does not exceed ten percent of the escalation amounts for the year in question, Tenant shall pay (i) the entire cost of any such third-party determination; and (ii) Landlord's out-of-pocket costs and reasonable expenses for personnel time in responding to the audit. Nothing herein shall reduce Tenant's obligations to make all payments as required by this lease.

     20.1 Complete Agreement; No Implied Covenants.

     This lease and the attached Exhibits and Schedules, if any, constitute the entire agreement of the parties and supersede all prior written and oral agreements and representations and there are no implied covenants or other agreements between the parties except as expressly set forth in this lease. Neither Landlord nor Tenant is relying on any representations other than those expressly set forth herein.

     20.2 Space Leased As Is.

     Unless otherwise stated in this lease, the Premises are leased AS IS in the condition now existing with no alterations or other work to be performed by Landlord.

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     20.3 Captions.

     The titles to the paragraphs of this lease are descriptive only and are not intended to change or influence the meaning of any paragraph or to be part of this lease.

     20.4 Nonwaiver.

     Failure by Landlord to promptly enforce any regulation, remedy or right of any kind under this lease shall not constitute a waiver of the same and such right or remedy may be asserted at any time after Landlord becomes entitled to the benefit thereof notwithstanding delay in enforcement.

     20.5 Exhibits.

     The following Exhibits are attached hereto and incorporated as part of this lease:

          Addendum
          Exhibit A - Floor Plan
          Exhibit B - Work Letter/Construction Agreement

     21.0 Landlord's Liability.

     Landlord's liability shall be limited to the assets of the Trusts.

     IN WITNESS WHEREOF, the duly authorized representatives of the parties have executed this lease as of the day and year first written above.

                                       LANDLORD:

                                       Trustees of the Oregon - Washington
                                       Carpenters - Employers Pension Trust Fund and Trustees of the Oregon Laborers - Employers Pension Fund


                                       By: GARY A. LARSON
                                           -------------------------------------
                                       Title: Chairman, Carpenters
                                              ----------------------------------


                                       By: R.M. PADDACH
                                           -------------------------------------
                                       Title: Chrmn. Invest. Comm.
                                              ----------------------------------

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                                       By: JOHN D. ABBOTT
                                           -------------------------------------
                                       Title: Chairman, Laborers
                                              ----------------------------------


                                       By: JAY MINOR
                                           -------------------------------------
                                       Title: Employer Trustee
                                              ----------------------------------

                                       Address for Notices:

                                       c/o Norris & Stevens
                                       520 SW Sixth, Suite 400
                                       Portland, OR  97204


                                       TENANT:

                                       Paulson Investment Company


                                       By: KENNETH T. LAMEAR
                                           -------------------------------------
                                       Title: President and CEO
                                              ----------------------------------


                                       By:
                                           -------------------------------------
                                       Title:
                                              ----------------------------------

                                       Address for Notices:

                                       811 SW Front Avenue, Suite 200
                                       Portland, OR  97204

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                            ADDENDUM TO OFFICE LEASE

                                      dated

--------------------------------------------------------------------------------
|                                  May 6, 1997                                 |
|                                By and Between                                |
|                                                                              |
|               Trustees of The Oregon - Washington Carpenters -               |
|                       Employers Pension Trust Fund and                       |
|                      Trustees of The Oregon - Laborers -                     |
|                    Employers Pension Trust Fund, Landlord                    |
|                                                                              |
|                                      and                                     |
|                                                                              |
|                      Paulson Investment Company, Tenant                      |
|                                                                              |
|                                    in the                                    |
|                                                                              |
|                           Paulson Capital Building                           |
|                                                                              |
|                                  located at                                  |
|                                                                              |
|                              811 SW Front Avenue                             |
|                               Portland, Oregon                               |
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     1. Carpet Protection.

     The Tenant must provide, at its own expense, protection to the carpets from chair wheels or other abnormal wear, tear, or staining. The Tenant shall be responsible for replacing carpet where damage has occurred due to lack of said protection. Tenant shall be responsible for heavy stain removal and periodic shampooing of carpet. It is recommended that carpets be shampooed at least annually.

     Landlord shall be responsible for vacuuming and minor spot removal as provided for in the lease.

     2. Security.

     Management recommends that Tenant considers security systems within their own premises such as monitored systems. Tenant should consult experts in this field for advice.

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     If the Tenant installs a monitored system, neither the Landlord nor its contractors shall be held responsible for setting off the alarm mistakenly, and the possible fines which could be levied.

     3. Signs.

     The Landlord shall at its sole expense provide one listing in the building lobby directory displaying the Tenant's firm name. Additional listings may be available depending on space availability and building policy at the Tenant's expense.

     Door signs or any other signs shall be at the expense of the Tenant. Landlord reserves the right to approve all such signage. Such signs will be required to be displayed in the "building standard" manner.

     It is incumbent upon Tenant to clarify signage policies to the Tenant's satisfaction prior to entering into this lease agreement. The Tenant should submit a written sign request to management identifying the correct spelling and manner by which the firm's name should be displayed.

     4. Americans with Disabilities Act.

     The publisher strongly recommends that both the Tenant and the Landlord become familiar with the Americans with Disabilities Act of 1990, Public Laws 101-336. The act may impose certain duties and responsibilities upon either or both parties to this lease. These duties and responsibilities may include, but not be limited to the removal of certain architectural barriers and ensure that disabled persons are not denied the opportunity to benefit from the same goods and services as those available to persons without disabilities. Under the Act, prohibition against discrimination applies to any person who is the owner, operator, landlord or tenant of a place of public accommodation.

     5. Parking.

     Paulson Investment Company is allocated the right to park sixteen (16) automobiles in the building. The Landlord will make its best efforts to guarantee parking for Paulson Investment Company's clients, and not oversell the parking lot.

     6. Tenant Improvements.

     Landlord will provide a Tenant Improvement Allowance in an amount not to exceed One Hundred Twenty-Five Thousand and no/100 Dollars ($125,000.00). Any tenant improvement expenses above said $125,000.00 Tenant Improvement Allowance shall be borne solely by the Tenant. Any savings will accrue to the Landlord and the Tenant equally;

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however, the maximum amount of any savings that can accrue to the Tenant is Ten
Thousand and no/100 Dollars ($10,000.00).

     In the event the cost of the tenant improvements does not reach the maximum tenant improvement allowance of $125,000.00, Tenant may elect to complete additional improvements within the premises, however, any additional improvements must begin within sixty (60) days of commencement of this lease and be approved by the Landlord.

     The cost of all HVAC repairs made will be included within the $125,000.00 Tenant Improvement Allowance. The Tenant's carpet supplier will be allowed to submit a competitive bid for the carpet replacement portion of the Tenant Improvements. All bids for all Tenant Improvements will be disclosed to Tenant.

     Specifications for all Tenant Improvements to be completed in Paulson Investment Company's offices are stated on the attached Exhibit B - Work Letter/Construction Agreement.

     7. Previous Lease Agreement.

     The previous Lease Agreement for the premises, dated March 12, 1992, is null and void as of the commencement of this lease, dated June 1, 1997.

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                            EXHIBIT B TO OFFICE LEASE

                                      dated

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|                                  May 6, 1997                                 |
|                                By and Between                                |
|                                                                              |
|               Trustees of The Oregon - Washington Carpenters -               |
|                         Employers Pension Trust Fund                         |
|                    and Trustees of The Oregon - Laborers -                   |
|                    Employers Pension Trust Fund, Landlord                    |
|                                                                              |
|                                      and                                     |
|                                                                              |
|                      Paulson Investment Company, Tenant                      |
|                                                                              |
|                                    in the                                    |
|                                                                              |
|                           Paulson Capital Building                           |
|                                                                              |
|                                  located at                                  |
|                                                                              |
|                              811 SW Front Avenue                             |
|                               Portland, Oregon                               |
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                      Work Letter / Construction Agreement

     1. Tenant Improvements.

     All Tenant Improvements work will be managed by the Landlord.

     Tenant Improvements provided by Landlord, up to a maximum of one-hundred twenty five thousand and no/100 dollars ($125,000.00). All expenses for plans, permits, and code requirement are included in the Tenant Improvement allowance.

     Landlord agrees to provide the following tenant improvements in the
Premises:

          a. Heating Ventilation and Air Conditioning:

     Repairs to HVAC system shall be made based on detailed analysis and specific recommendations set forth in the letter from Interstate Mechnical, Inc., dated March 7, 1997 (attached). Installation shall be completed of an additional cooling unit in the area commonly

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known as the "trading room" based on recommendation from Interstate Mechnical,
Inc., in letter dated June 20, 1997 (attached).

          b. Carpet:

     Installation of 30 oz. building standard throughout the entire office space on the second and third floors in a color chosen by Tenant.

          c. Paint:

     One coat of paint throughout the entire office space on the second and third floors, in a color chosen by Tenant.

          d. Cabinets:

     Installation of cabinets in the "trading room" per the drawing by Oregon Business Architecture dated September 6, 1996 (attached).

          e. Partitions:

     Demolish and install approximately 250 lineal feet of partitions per plans approved by Tenant and Landlord. Partitions will be constructed in the order that is most efficient in coordination with carpet installation and painting.

          f. Lobby Redecoration:

     Second and third floor lobbies will be redecorated per specifications as agreed by Tenant and Landlord. Lobby redecorating will be done in coordination with the other tenant improvements to be completed on the second and third floors.

          g. Furniture Moving:

     In coordination with carpet installation and painting, furniture will be moved to accommodate the carpet installation and painting. Carpet installation and painting will be done after normal business hours to limit interruptions to Tenant's business and staff. Tenant will be required to pack and unpack personal property items, and move personal computers, and wiring, if any.

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